--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------


                                                               November 30, 1999


Dear Shareholder:

     After easing monetary policy three times during the fourth quarter of 1998, the Federal Reserve reversed its trend by raising the Fed funds target rate 75 basis points (to 5.50%) over the course of 1999 in response to robust GDP, low unemployment and rising equity prices. U.S. Treasury yields rose significantly during the past twelve months, with the yield of the 30-year Treasury rising above 6.00% for the first time since May 1998.

     Despite the rise in Treasury yields, continued strong economic growth may spur the Federal Reserve to proactively fight perceived inflation through continued monetary policy tightening in 2000. Until the inflation picture becomes clearer, we expect interest rates to remain largely range-bound. Accordingly, we will continue to seek the most attractive relative value opportunities and utilize our proprietary risk management systems to help the Trust to achieve its investment objectives.

     This report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,


/s/ Laurence D. Fink                                  /s/ Ralph L. Schlosstein
--------------------                                  ------------------------
Laurence D. Fink                                      Ralph L. Schlosstein
Chairman                                              President

                                                               November 30, 1999

Dear Shareholder:

     We are pleased to present the annual report for The BlackRock Income Trust Inc. ("the Trust") for the fiscal year ended October 31, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value
(NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BKT". The Trust's investment objective is to provide high current income consistent with the preservation of capital. The Trust seeks this objective by investing primarily in mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and, to a lesser extent, U.S. Government securities, asset-backed securities and privately issued mortgage-backed securities. At least 85% of the Trust's assets must be issued or guaranteed by the U.S. government or its agencies or rated "AAA" by Standard & Poor's or "Aaa" Moody's (up to 5% can be unrated and deemed by the Adviser to be of equivalent credit quality); the remaining 15% of the Trust's assets must be rated at least "AA" by Standard & Poor's or "Aa" by Moody's at time of purchase.

The table below summarizes the performance of the Trust's stock price and NAV over the past twelve months:

                          ------------------------------------------------------
                           10/31/99    10/31/98    CHANGE       HIGH       LOW
--------------------------------------------------------------------------------
  STOCK PRICE               $6.125      $6.9375    (11.71)%    $7.0625    $6.00
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)     $7.31       $7.94      (7.93)%     $8.09      $7.26
--------------------------------------------------------------------------------
  10-YEAR TREASURY NOTE      6.02%       4.61%     30.59%       6.24%      4.52%
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The U.S. economy sustained its growth during the past twelve months, as U.S. exports and manufacturing continued to rebound. Additionally, consumer strength remains an important contributor to economic growth as low unemployment and rising incomes fuel domestic demand. After lowering interest rates three times in the second half of 1998, and despite inflation concerns as measured by CPI and PPI remaining relatively benign, the Federal Reserve adopted a tightening bias and raised its target for the Federal funds rate from 4.75% to 5.50% between June and November 1999. In a statement accompanying the latest tightening on November 16, it was indicated that the Fed believes that growth "continues in excess of the economy's growth potential"; nevertheless, the Fed reversed their tightening stance by adopting a neutral bias.

     After a brief rally in late 1998, Treasury yields rose dramatically during 1999. Over the period, the yield of the 30-year Treasury increased by 100 basis points, closing at 6.16% on October 31. Bond prices, which move inversely to their yields, were punished by the constant threat of inflation in response to the strong economic data and the market's uncertainty over the Fed's policy throughout the year. Recently, a weaker dollar, higher commodity prices and strong gains in the U.S. and European equity markets have depressed overall demand for fixed income securities.

     Mortgage security performance significantly outpaced both Treasuries and the broader domestic fixed income markets during the period, as the LEHMAN BROTHERS MORTGAGE INDEX posted a 3.00% total return versus -0.82% for the MERRILL LYNCH U.S. TREASURY MASTER INDEX and 0.53% for the LEHMAN BROTHERS AGGREGATE INDEX. Higher interest rates throughout the period helped to alleviate prepayment fears and pushed mortgage rates above 8% for the first time since 1997. Additionally, new mortgage issuance declined in response to lower refinancing activity across all coupons and vintages, providing a favorable technical environment for mortgages.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the

Trust's investment objectives. The Trust is managed to maintain an interest rate sensitivity (or duration) approximately 1.5 times the SALOMON BROTHERS MORTGAGE INDEX; this means that the portfolio's NAV will change similarly to the price of the Index given a change in interest rates. The following chart compares the Trust's current and October 31, 1998 asset composition:

--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
            COMPOSITION                       OCTOBER 31, 1999  OCTOBER 31, 1998
--------------------------------------------------------------------------------
U.S. Government Securities                          19%                17%
--------------------------------------------------------------------------------
Interest Only Mortgage-Backed Securities            16%                19%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                              16%                 7%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs        11%                 8%
--------------------------------------------------------------------------------
FHA Project Loans                                    9%                 8%
--------------------------------------------------------------------------------
Principal Only Mortgage-Backed Securities            9%                11%
--------------------------------------------------------------------------------
Adjustable & Inverse Floating Rate Mortgages         8%                12%
--------------------------------------------------------------------------------
Non-Agency Multiple Class Mortgage Pass-Throughs     5%                 7%
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                4%                 8%
--------------------------------------------------------------------------------
Asset Backed Securities                              3%                 3%
--------------------------------------------------------------------------------

     The Trust continued to emphasize yield during the period, maintaining a significant allocation to IOs and mortgage pass-through allocations. In particular, pass-throughs were attractively priced relative to other fixed income alternatives during the period and provided the Trust an opportunity to increase its overall liquidity. To fund these purchases, the Trust took advantage of the strong performance of the commercial mortgage-backed sector by paring its exposure as yield spreads tightened during the year. Additionally, the Trust sold some of its CMO and adjustable-rate mortgage holdings into strong bids, which aided performance as well as reduced the Trust's interest rate exposure.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock Income Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.


Sincerely yours,


/s/ Robert S. Kapito                     /s/ Keith T. Anderson
------------------------------------     ------------------------------------
Robert S. Kapito                         Keith T. Anderson
Vice Chairman and Portfolio Manager      Chief Investment Officer--Fixed Income
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.

/s/ Michael P. Lustig
------------------------------------
Michael P. Lustig
Director and Portfolio Manager
BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
                        THE BLACKROCK INCOME TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                    BKT
--------------------------------------------------------------------------------
Initial Offering Date:                                           July 22, 1988
--------------------------------------------------------------------------------
Closing Stock Price as of 10/31/99:                                 $6.125
--------------------------------------------------------------------------------
Net Asset Value as of 10/31/99:                                     $7.31
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 10/31/99 ($6.125)(1):             9.18%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share(2):                          $0.046875
--------------------------------------------------------------------------------
Current Annualized Distribution per Share(2):                       $0.562500
--------------------------------------------------------------------------------

1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2  The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------
            PRINCIPAL
  RATING     AMOUNT                                                   VALUE
(UNAUDITED)   (000)                 DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------
                   LONG-TERM INVESTMENTS--135.2%
                   MORTGAGE PASS-THROUGHS--32.9%
                   Federal Home Loan Mortgage Corp.,
          $  997++    6.50%, 5/1/29 - 6/1/29 .................    $  955,450
           2,885++    7.50%, 7/1/07 - 2/1/23 .................     2,888,109
             756++    8.00%, 11/1/15 .........................       778,318
           1,042      8.50%, 3/1/06 - 3/1/08, 15 year.........     1,075,973
           1,645++    9.00%, 9/1/20 ..........................     1,728,111
                   Federal Housing Administration,
           1,301      Allen Oaks, 8.60%, 8/1/33 ..............     1,304,517
           2,977      Beachtree,10.25%, 6/1/32 ...............     3,124,566
           4,186      Brookville, 7.50%, 8/1/28 ..............     4,151,643
                      GMAC,
           5,512         Series 33, 7.43%, 9/1/21 ............     5,536,238
           2,091         Series 46, 7.43%, 3/1/22 ............     2,095,641
             861         Series 48, 7.43%, 8/1/22 ............       864,453
           1,222         Series 51, 7.43%, 2/1/23 ............     1,224,930
           6,742         Series 56, 7.43%, 11/1/22............     6,765,113
           1,179      Merrill, Series 54, 7.43%, 2/1/23.......     1,181,272
           1,243      Middlesex, 8.63%, 9/1/34 ...............     1,268,379
           4,304      Parkside, 7.30%, 8/1/13 ................     4,248,624
           1,013      Reilly, Series 41, 8.77%, 12/1/18 ......     1,034,478
           2,976      Sunfield Lakes, 7.93%, 7/1/37 ..........     2,983,475
           2,835      Tuttle Grove, 7.25%, 10/1/35 ...........     2,759,812
                      USGI,
           4,204         Polaris, Series 982, 7.43%,
                           11/1/21 ...........................     4,219,765
             898         Series 87, 7.43%, 12/1/22 ...........       900,045
           4,448         Series 99, 7.43%, 10/1/23 ...........     4,454,725
           2,670         Series 6302, 7.43%, 12/1/21 .........     2,675,788
             168      Wilshire Manor, 8.50%, 8/1/33 ..........       167,620
           6,811      Yorkville, Series 6094, 7.43%, 6/1/21...     6,832,389
                   Federal National Mortgage Association,
          19,203++    5.50%, 12/1/13 - 2/1/14, 15 Year........     8,072,813
          38,557++    6.50%, 2/1/26 - 7/1/29 .................    36,941,917
           6,716++    7.00%, 6/1/26 - 9/1/29 .................     6,596,010
           5,622++    7.50%, 11/1/14 - 9/1/23,
                        18 year Multifamily ..................     5,516,848
           3,597++    8.00%, 5/1/08 - 5/1/22, Multifamily.....     3,660,385
             705      -9.32%, 6/1/19, 10 year, Multifamily....       717,257
              55      9.50%, 1/1/19 - 6/1/20 .................        58,269
           1,425++    9.50%, 6/1/24, Multifamily .............     1,482,616
                   Government National Mortgage Association,
             499      7.00%, 10/15/17 ........................       489,648
           6,028++    7.50%, 8/15/21 - 12/15/23...............     6,043,199
           5,756      8.00%, 10/15/22 - 2/15/29 ..............     5,880,238
              13      8.50%, 5/15/01 - 2/15/17,
                        15 year ..............................        13,169
             461      9.00%, 6/15/18 - 9/15/21 ...............       483,984
                                                                 151,175,787
                   MULTIPLE CLASS MORTGAGE
                   PASS-THROUGHS--32.3%
AAA          455@  Collateralized Mortgage Obligation Trust,
                      Series 13, Class Q,
                        1/20/03, (ARM) .......................       466,313
                   Countrywide Funding Corp.,
                     Mortgage Certificates,
AAA        3,394      Series 1993-10, Class A-8,
                        1/25/24, (ARM) .......................     3,020,218
AAA        6,202      Series 1994-9, Class A-16,
                        5/25/24, (ARM) .......................     5,155,009
                   Federal Home Loan Mortgage Corp.,
                      Multiclass Mortgage Participation
                      Certificates,
           5,166      Series 1104, Class 1104-L,
                        6/15/21 ..............................     5,356,271
             541      Series 1160, Class 1160-F,
                        10/15/21, (ARM) ......................       556,567
           1,742      Series 1347, Class 1347-HC,
                        12/15/21 .............................     1,634,745
          14,905      Series 1353, Class 1353-S,
                        8/15/07, (ARM) .......................     1,410,945
           2,879      Series 1526, Class 1526-SA,
                        6/15/23, (ARM) .......................     2,131,007
             491      Series 1541, Class 1541-T,
                        7/15/23 ..............................       485,390
             910      Series 1559, Class 1559-WA,
                        7/15/22 ..............................       904,715
           4,409      Series 1580, Class 1580-SD,
                        9/15/08 ..............................     4,221,908
          13,281+     Series 1584, Class 1584-FB,
                        9/15/23 ..............................    14,327,897
           1,113      Series 1590, Class 1590-OA,
                        10/15/23, (ARM) ......................     1,172,989
           3,686++    Series 1598, Class 1598-S,
                        10/15/08, (ARM) ......................     3,285,172
           2,169      Series 1601, Class 1601-SE,
                        10/15/08 .............................     1,800,199
             172      Series 1609, Class 1609-KA,
                        11/15/23 .............................       170,763

See Notes to Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING     AMOUNT                                                   VALUE
(UNAUDITED)   (000)                 DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corp.,
                    Multiclass Mortgage Participation
                    Certificates (cont'd)
         $ 4,785      Series 1625, Class 1625-SC,
                        12/15/08, (ARM) ......................   $  3,971,665
             500      Series 1625, Class 1625-SL,
                        12/15/08, (ARM) ......................        478,906
           5,787      Series 1627, Class 1627-S,
                        12/15/23, (ARM) ......................      4,354,119
           5,038      Series 1627, Class 1627-SC,
                        12/15/23, (ARM) ......................      2,808,835
           3,084      Series 1629, Class 1629-OD,
                        12/15/23, (ARM) ......................      2,402,921
           5,000      Series 1649, Class 1649-S,
                        12/15/08 .............................      4,846,875
           3,220      Series 1666, Class 1666-S,
                        1/15/24, (ARM) .......................      2,781,285
           2,250      Series 1688, Class 1688-S,
                        12/15/13, (ARM) ......................      2,182,500
           5,778      Series 1699, Class 1699-ST,
                        3/15/24 ..............................      4,085,912
                    Federal National Mortgage Association,
                      REMIC Pass-Through Certificates,
             243      Trust G93-27, Class 27-SB,
                        8/25/23, (ARM) .......................        174,373
           1,735@+  Trust 1988-16, Class16-B,
                        6/25/18 ..............................      1,838,546
           2,954@+  Trust 1990-12, Class 12-G,
                        2/25/20 ..............................      2,726,742
           1,508      Trust 1991-38, Class 38-F,
                        4/25/21, (ARM) .......................      1,539,026
           1,528      Trust 1991-38, Class 38-SA,
                        4/25/21, (ARM) .......................      1,500,853
           1,566      Trust 1991-87, Class 87-S,
                        8/25/21, (ARM) .......................      1,681,082
           1,358      Trust 1991-145, Class 145-S,
                        10/25/06, (ARM) ......................      1,513,020
           4,166+     Trust 1992-43, Class 43-E,
                        4/25/22 ..............................      4,191,027
             147      Trust 1993-50, Class 50-SH,
                        1/25/23, (ARM) .......................        139,896
             367      Trust 1993-87, Class 87-L,
                        6/25/23 ..............................        344,255
           2,388      Trust 1993-113, Class 113-SB,
                        7/25/23 ..............................      2,411,802
             218      Trust 1993-116, Class 116-SB,
                        7/25/23, (ARM) .......................        181,405
             378@+    Trust 1993-129, Class 129-SE,
                        8/25/08, (ARM) .......................        361,830
             173      Trust 1993-167, Class 167-SA,
                        9/25/23, (ARM) .......................        170,564
           6,000@@    Trust 1993-169, Class 169-SC,
                        3/25/23, (ARM) .......................      4,785,660
           3,000      Trust 1993-170, Class 170-SC,
                        9/25/08, (ARM) .......................      2,985,270
           3,500      Trust 1993-179, Class 179-SB,
                        10/25/23 .............................      2,921,406
             183      Trust 1993-183, Class 183-SM,
                        10/25/23, (ARM) ......................        181,639
           2,799      Trust 1993-208, Class 208-SE,
                        11/25/23 .............................      2,152,091
           5,595      Trust 1993-214, Class 214-S,
                        12/25/08 .............................      5,338,304
             335      Trust 1993-224, Class 224-S,
                        11/25/23, (ARM) ......................        268,874
           1,598      Trust 1993-224, Class 224-SD,
                        11/25/23 .............................      1,519,715
             214      Trust 1993-224, Class 224-SH,
                        11/25/23, (ARM) ......................        174,055
           2,562      Trust 1993-247, Class 247-SN,
                        12/25/23, (ARM) ......................      2,650,301
           2,743      Trust 1993-248, Class 248-FB,
                        9/25/23, (ARM) .......................      2,552,105
           2,530      Trust 1993-256, Class 256-F,
                        11/25/23, (ARM) ......................      2,080,612
             375      Trust 1994-27, Class 27-SE,
                        3/25/23, (ARM) .......................        387,635
           1,000      Trust 1994-50, Class 50-S,
                        3/25/24 ..............................        760,050
           3,165      Trust 1999-1, Class 1-S,
                        .7/25/23 .............................      3,222,186
           3,434      Trust 1999-40, Class 40-SB,
                        8/25/14 ..............................      2,957,628
AAA        8,598    G. E. Capital Mortgage Services Inc.,
                        REMIC Certificate 94-7,
                         Class A-17, 2/25/09, (ARM) ..........      6,757,433
Aaa        2,519    Kidder Peabody Acceptance Corp.,
                      Series 1993-1, Class A-6, 8/25/23 ......      1,671,863
                    Prudential Home Mortgage Securities Co.,
                      Mortgage Pass-Through Certificates,
Aaa          743      Series 1993-43, Class A-16,
                        10/25/23, (ARM) ......................        668,609
Aaa        2,500      Series 1993-48, Class A-8,
                        12/25/08, (ARM) ......................      2,071,550
Aaa        8,929      Series 1993-50, Class A-12,
                        11/25/23 .............................      5,672,476
Aaa        1,000      Series 1993-54, Class A-28,
                        1/25/24 ..............................        827,500
AAA        2,881    Salomon Capital Access Corp.,
                      Series 1986-1, Class C, 9/1/15 .........      2,911,562
                                                                  -----------
                                                                  148,306,071
                                                                  -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING     AMOUNT                                                   VALUE
(UNAUDITED)   (000)                 DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------
                    INTEREST ONLY MORTGAGE-BACKED
                    SECURITIES--22.3%
AAA       $5,435    American Housing Trust III, Senior
                      Mortgage Pass-Through Certificates,
                      Series 1, Class 4, (REMIC),
                        3/25/19 ..............................  $    760,914
                    BA Mortgage Securities Inc.,
Aaa        2,193      Series 1997-1, Class X, 7/25/26.........       340,626
AAA        2,282      Series 1998-1, Class 2X, 5/28/13........       344,405
AAA       40,000    Countrywide Funding Corp.,
                      Mortgage Certificates,
                      Series 1997-8, Class A-5,
                        1/25/28 ..............................       387,500
AAA       43,279    Credit Suisse First Boston Mortgage
                      Securities Corp. Trust,
                      Series 1997-C1, Class C1-AX,**
                        6/20/29, .............................     3,793,878
                    Federal Home Loan Mortgage Corp.,
                      Multiclass Mortgage Participation
                      Certificates,
          27,426+     Series G-13, Class 13-PP,
                        5/25/21 ..............................     5,195,114
           1,477      Series 1238, Class 1238-J,
                        1/15/07 ..............................       241,838
             499++    Series 1506, Class 1506-L,
                        3/15/22 ..............................        53,495
           5,621      Series 1632, Class 1632-S,
                        4/15/23 ..............................       113,943
             687      Series 1720, Class 1720-PK,
                        1/15/24 ..............................       192,564
          50,399      Series 1809, Class 1809-SC,
                        12/15/23 .............................     4,092,438
           4,228      Series 1882, Class 1882-PJ,
                        4/15/22 ..............................       562,733
           4,053      Series 1900, Class 1900-SV,
                        8/15/08 ..............................       531,248
           7,086      Series 1910, Class 1910-IC,
                        5/15/25 ..............................     1,225,641
          57,940      Series 1914, Class 1914-PC,
                        12/15/11 .............................     1,131,573
           3,311      Series 1917, Class 1917-AS,
                        5/15/08 ..............................       659,225
          17,938      Series 1946, Class 1946-SG,
                        3/15/24 ..............................     1,402,062
          11,214      Series 1992, Class 1992-PV,
                        9/15/27 ..............................     4,009,040
          15,106      Series 2002, Class 2002-HJ,
                        10/15/08 .............................     1,590,284
           9,307      Series 2037, Class 2037-IB,
                        12/15/26 .............................     1,921,134
          10,000      Series 2062, Class 2062-QL,
                        3/15/28 ..............................     3,125,300
           4,500      Series 2066, Class 2066-PJ,
                        12/15/26 .............................     1,179,808
          18,000      Series 2080, Class 2080-PL,
                        1/15/27 ..............................     4,962,420
          23,000      Series 2130, Class 2130-SC,
                        3/15/29 ..............................     1,926,250
                   Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
             804      Trust G50, Class 50-G, 12/25/21 ........       241,869
           2,352      Trust G92-5, Class 5-H, 1/25/22 ........       623,821
           7,866      Trust G92-60,  Class 60-SB,
                        10/25/22 .............................       430,643
             589      Trust 1992-12, Class 12-C,
                        2/25/22 ..............................       175,245
           1,475      Trust 1992-187, Class 187-JA,
                        10/25/06 .............................       100,276
           6,296      Trust 1992-200, Class 200-K,
                        11/25/21 .............................       750,781
           7,584      Trust 1993-46, Class 46-S,
                        5/25/22 ..............................       359,876
           4,000      Trust 1993-196, Class 196-SC,
                        10/25/08 .............................     3,658,800
          10,806      Trust 1993-199, Class 199-SB,
                        10/25/23 .............................       435,637
          16,000      Trust 1993-201, Class 201-JC,
                        5/25/19 ..............................     1,753,920
           6,495      Trust 1993-202, Class 202-QA,
                        6/25/19 ..............................       420,554
          12,372      Trust 1995-26, Class 26-SW,
                        2/25/24 ..............................     1,907,798
          12,371      Trust 1996-68, Class 68-SC,
                        1/25/24 ..............................     1,024,680
          55,910      Trust 1997-37, Class 37-SE,
                        10/25/22 .............................       994,329
          25,000      Trust 1997-50, Class 50-HK,
                        8/25/27 ..............................     7,772,958
          11,002      Trust 1997-50, Class 50-SI,
                        4/25/23 ..............................       374,755
          35,476      Trust 1997-65, Class 65-SB,
                        3/25/24 ..............................       924,091
          27,000      Trust 1997-65, Class 65-SG,
                        6/25/23 ..............................     3,324,375
          11,139      Trust 1997-76, Class 76-SP,
                        12/25/23 .............................     1,011,078
          51,000++    Trust 1997-90, Class 90-M,
                        1/25/28 ..............................    16,324,080
          13,025      Trust 1998-12, Class 12-PL,
                        7/18/19 ..............................     1,538,726
             233      Trust 1998-16, Series 16-PK,
                        12/18/21 .............................        33,917

See Notes to Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING     AMOUNT                                                   VALUE
(UNAUDITED)   (000)                 DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------
                    Federal National Mortgage Association
                    REMIC Pass-Through Certificates (cont'd)
         $ 7,378      Trust 1998-25, Class 25-PG,
                        3/18/22 ..............................  $  1,274,156
          10,000      Trust 1998-45, Class 45-PL,
                        3/18/24 ..............................     2,369,700
AAA          659    First Boston Mortgage Securities Corp.,
                      Series 1987-C, Class C-Z,
                        4/25/17 ..............................       184,028
AAA       45,400    GMAC Commercial Mortgage
                      Securities Inc.,
                      Trust 1997-C1, Class C1-X,
                        7/15/27 ..............................     3,488,163
AAA       61,480    Goldman Sachs Mortgage Securities
                      Corp., Mortgage Participation
                        Certifcates, Series 1998-5,
                        Class 5**, 2/19/25 ...................     1,537,004
                    Government National Mortgage
                      Association,
           6,042      Trust 1998-14, Class 14-PK,
                        11/20/26 .............................     1,077,222
           8,000      Trust 1999-3, Class 3-S,
                        2/16/29 ..............................       635,000
          20,811      Trust 1999-5, Class 5-S,
                        2/16/29 ..............................       773,909
          67,840      Trust 1999-8, Class 8-S,
                        3/16/29 ..............................     2,374,409
AAA       38,217    Hanover Grantor Trust,
                      Series 1999-1, Class 1-A**,
                        4/28/10 ..............................     1,270,035
AAA          839    Kidder Peabody Acceptance Corp.,
                      Series B, Class B-2, 4/22/18 ...........       189,431
AAA       19,499    Morgan Stanley Capital 1 Inc.,
                      Series 1997-HF1, Class HF1-X**,
                        6/15/17, .............................     1,414,560
Aaa      121,015    Prudential Home Mortgage Securities
                      Co., Mortgage Pass-Through
                      Certificates, Series 1994-5,
                      Class A-9, 2/25/24 .....................     1,266,871
AAA          194    Prudential Securities Inc.,
                      Trust 15, Class 1-G,
                        5/20/21 ..............................       178,514
AAA        1,227    Structured Asset Securities Corp.,
                      Series 1991-2, Class GA,
                        12/20/21 .............................       366,037
                                                                 102,324,681
                    PRINCIPAL ONLY MORTGAGE-BACKED
                    SECURITIES--12.2%
Aaa          709    Chase Mortgage Finance Corp.,
                    Mortgage Pass-Through Certificates,
                      Series 1994-A, Class A-P,
                        1/25/10 ..............................       621,941
AAA          606    Collateralized Mortgage
                      Obligation Trust,
                      Trust 29, Class A,
                        5/23/17 ..............................       477,756
                    Drexel Burnham Lambert, Inc.,
AAA          232      Trust K, Class K-1, 9/23/17 ............       185,216
AAA        2,295      Trust V, Class V-1A, 9/1/18 ............     1,772,927
                    Federal Home Loan Mortgage Corp.,
                      Multiclass Mortgage Participation
                      Certificates,
           2,802      Series G-50, Class 50-AM,
                        4/25/24 ..............................     1,472,769
           2,029      Series T-8, Class A-10,
                        ..8/15/27 ............................     1,135,958
             663      Series 1418, Class 1418-M,
                        11/15/22 .............................       278,204
          11,971++    Series 1686, Class 1686-B,
                        2/15/24 ..............................     7,025,257
           3,199      Series 1739, Class 1739-PO,
                        2/15/24 ..............................     2,355,202
           1,100      Series 1750, Class 1750-PC,
                        3/15/24 ..............................       971,720
             276++    Series 1828, Class 1828-A,
                        5/15/24 ..............................       147,518
           1,658+     Series 1857, Class 1857-PB,
                        12/15/08 .............................     1,359,750
           5,500      Series 2009, Class 2009-HJ,
                        10/15/22 .............................     3,370,455
             900      Series 2087, Class 2087-PO,
                        9/15/25 ..............................       662,886
           2,354      Series 2169, Class 2169-EA,
                        6/15/29 ..............................     1,095,898
                    Federal National Mortgage Association,
                      REMIC Pass-Through Certificates,
           1,428      Trust G93-2, Class 2-KB,
                        1/25/23 ..............................       724,090
           3,002      Trust 225, Class 1, 2/1/23 .............     2,417,350
           2,673      Trust 279, Class 279-1,
                        7/1/26 ...............................     2,100,177
             588      Trust 1991-7, Class 7-J,
                        2/25/21 ..............................       460,830
             427+     Trust 1993-213, Class 213-H,
                        9/25/23 ..............................       401,768
           1,119      Trust 1994-9, Class 9-C,
                        .8/25/23 .............................     1,026,252
           1,042      Trust 1996-5, Class 5-NH,
                        4/25/24 ..............................       552,690
           1,072      Trust 1996-5, Class 5-PV,
                        11/25/23 .............................       889,131
           6,797++    Trust 1996-14, Class 14-M,
                        10/25/21 .............................     5,924,080
          14,300      Trust 1996-14, Class 14-PE,
                        8/25/23 ..............................     5,943,438
           3,151++    Trust 1996-38, Class 38-E,
                        8/25/23 ..............................       984,680
           1,629      Trust 1997-85, Class 85-EL,
                        7/25/23 ..............................     1,150,558

See Notes to Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING     AMOUNT                                                   VALUE
(UNAUDITED)   (000)                 DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------
                    Federal National Mortgage Association
                    REMIC Pass-Through Certificates (cont'd)
           $ 300      Trust 1997-85, Class 85-LE,
                        10/25/23 .............................  $    247,877
           9,000      Trust 1998-26, Class 26-L,
                        3/25/23 ..............................     6,008,292
           1,284      Trust 1998-48, Class 48-P,
                        8/18/28 ..............................       780,393
AAA        1,403    First Union Residential, Mortgage
                      Certificate, Series 1999-A,
                      Class 11-AP, 3/25/15 ...................       925,800
AAA       13,000    Fund America Investment Corp.,
                      Series 1993-C, Class B, 4/29/30 ........     1,797,172
                    Housing Security Inc.,
AAA          135      Series 1992-EB, Class B-8,
                        9/25/22 ..............................       104,279
AAA          457      Series 1993-D, Class D-8,
                        6/25/23 ..............................       317,969
AAA          480    Structured Mortgage Asset Trust,
                      Series 1993-3C, Class CX,
                        4/25/24 ..............................       331,186
                                                                ------------
                                                                  56,021,469
                                                                ------------
                    COMMERCIAL MORTGAGE-BACKED
                    SECURITIES--5.2%
AAA        1,677    LB Commercial Conduit Mortgage Trust,
                      Series 1999-C1, Class-A1,
                        6.41%, 8/15/07 .......................     1,619,837
AAA        6,000    Merrill Lynch Mortgage Investors Inc.,
                      Series 1996-C1, Class A-3,
                        7.42%, 4/25/28 .......................     6,008,843
AAA       10,250    NYC Mortgage Loan Trust,
                      Series 1996, Class A-2,**
                        6.75%, 6/25/11, ......................     9,732,695
AA         2,000    PaineWebber Mortgage Acceptance
                      Corp. IV, Series 1995-M1,
                      Class B,** 6.95%, 1/15/07 ..............     1,990,967
AAA        5,000    Prudential Securities Secured
                      Financing Corp.,
                      Series 1998-C1, Class A-1B,
                        7/15/08 ..............................     4,736,151
                                                                ------------
                                                                  24,088,493
                                                                ------------
                    ASSET-BACKED SECURITIES--3.8%
AAA       11,600    Chase Credit Card Master Trust,
                      Series 1997-5, Class A,
                        6.19%, 8/15/05 .......................    11,460,371
AAA        1,610    Chase Manhattan Grantor Trust,
                      Series 1996-B, Class A,
                        6.61%, 9/15/02 .......................     1,611,109
A          4,581    The Money Store Trust,
                       Series 1998-A, Class MH-2,
                        7.23%, 5/15/24 .......................     4,269,271
                                                                ------------
                                                                  17,340,751
                                                                ------------
                     U.S GOVERNMENT AND AGENCY
                     SECURITIES--26.1%
                     Overseas Private Investment Corp.,
             264       5.46%, 5/29/12 ........................       239,823
             240       5.79%, 5/29/12 ........................       221,787
             310       5.88%, 5/29/12 ........................       291,741
             200       6.27%, 5/29/12 ........................       191,147
             351       6.81%, 5/29/12 ........................       351,274
             400       6.84%, 5/29/12 ........................       393,482
             920       6.91%, 5/29/12 ........................       876,875
                    Small Business Administration,
           3,963      Series 1996-20E, 7.60%,
                        5/1/16 ...............................     3,987,106
           3,347      Series 1996-20F, 7.55%,
                        7/1/16 ...............................     3,332,131
           3,578      Series 1996-20G-1, 7.70%,
                        7/1/16 ...............................     3,613,234
           3,401      Series 1996-20H, 7.25%,
                        8/1/16 ...............................     3,370,814
           6,169      Series 1996-20K, 6.95%,
                        11/1/16 ..............................     6,018,364
           2,661      Series 1997-20C, 7.15%,
                        3/1/17 ...............................     2,594,552
           5,490      Series 1998-P10A-1, 6.12%,
                        2/1/08 ...............................     5,171,750
                    United States Treasury Bonds,
          47,087++      3.63%, 4/15/28,  (TIPS) ..............    43,157,935
          18,850++      8.50%, 2/15/20 .......................    23,029,422
          23,330    United States Treasury Notes,
                        6.00%, 8/15/09 .......................    23,297,105
                                                                ------------
                                                                 120,138,542
                                                                ------------
                    COLLATERALIZED MORTGAGE OBLIGATION
                    RESIDUALS***/**--0.4%
AAA          221    American Housing Trust VII, Senior
                    Mortgage Pass-Through Certificates,
                      Series A, Class R, 11/25/20 ............     1,585,096
AAA           25    Collateralized Mortgage Obligation
                      Trust, Series 13, Class R,
                        1/20/03, (ARM) .......................        49,776
AAA           45    FBC Mortgage Securities Trust 16,
                      CMO,Series A-1, 7/1/17 .................       117,265
NR       140,000    Kidder Peabody Acceptance Corp.,
                      Series 1994-C1, Class R, 2/1/01 ........         1,400

See Notes to Financial Statements.

--------------------------------------------------------------------------------
            PRINCIPAL
  RATING     AMOUNT                                                   VALUE
(UNAUDITED)   (000)                 DESCRIPTION                      (NOTE 1)
--------------------------------------------------------------------------------



                    COLLATERALIZED MORTGAGE OBLIGATION
                    RESIDUALS***/** (CONT'D)
NR     $      43    PaineWebber Trust,
                      Series N, Class 7,
                        (REMIC), 1/1/19 ......................  $    104,920
                                                                ------------
                                                                   1,858,457
                                                                ------------
                    Total Investments, before investments
                      sold short--135.2%
                      (cost $637,391,320) ....................   621,254,251

                    INVESTMENTS SOLD SHORT--(26.2%)
                    United States Treasury Bonds,
        (105,000)     5.25%, 2/15/29 .........................   (90,758,850)
         (30,000)     6.125%, 8/15/29 ........................   (29,868,600)
                                                                ------------
                      (proceeds $124,672,872) ................  (120,627,450)
                                                                ------------
                    Total Investments, net of
                      investments sold short--109.0%
                      (cost $512,718,448) ....................   500,626,801
                    Liabilities in excess of
                      other assets--(9.0)% ...................   (41,227,921)
                    NET ASSETS--100%..........................  $459,398,880
                                                                ------------

----------
*   Using the higher of Standard & Poor's, Moody's or Fitch's rating.
**  Private placements restricted as to resale.
*** Illiquid securities representing 0.24% of portfolio assets.
@   Partial principal amount pledged as collateral for futures transactions.
@@  Entire principal amount pledged as collateral for futures transactions.
+ Partial principal amount pledged as collateral for reverse repurchase agreements.
++ Entire principal amount pledged as collateral for reverse repurchase agreements.

-----------------------------------------------------------------------------
                            KEY TO ABBREVIATIONS:
                ARM   - Adjustable Rate Mortgage.
                CMO   - Collateralized Mortgage Obligation
                LIBOR - London InterBank Offer Rate.
                REMIC - Real Estate Mortgage Investment Conduit.
                TIPS  - Treasury Inflation Protection Securities.
-----------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $637,391,320) (Note 1) .........      $621,254,251
Cash .......................................................         3,385,399
Deposits with brokers for securities sold short (Note 1) ...       121,012,500
Receivable for investments sold ............................        15,325,526
Interest receivable ........................................         6,205,500
Interest rate caps, at value
  (amortized cost $6,135,050) (Notes 1 & 3) ................         3,581,951
                                                                  ------------
                                                                   770,765,127
                                                                  ------------

LIABILITIES
Reverse repurchase agreements (Note 4) .....................       186,451,488
Investments sold short, at value
  (proceeds $124,672,872) (Note 1) .........................       120,627,450
Interest payable ...........................................         2,558,739
Due to broker-variation margin .............................         1,058,068
Investment advisory fee payable (Note 2) ...................           254,502
Administration fee payable (Note 2) ........................            78,308
Unrealized depreciation on interest rate swaps
  (Note 1 & 3) .............................................            74,000
Other accrued expenses .....................................           263,692
                                                                  ------------
                                                                   311,366,247
                                                                  ------------
NET ASSETS) ................................................      $459,398,880
                                                                  ============
Net assets were comprised of:
  Common stock at par (Note 5) .............................      $    628,499
  Paid-in capital in excess of par .........................       563,355,769
                                                                  ------------
                                                                   563,984,268
  Undistributed net investment income ......................        12,959,199
  Accumulated net realized losses ..........................      (101,253,212)
  Net unrealized depreciation ..............................       (16,291,375)
                                                                  ------------
Net assets, October 31, 1999 ...............................      $459,398,880
                                                                  ============

NET ASSET VALUE PER SHARE:
  ($459,398,880 / 62,849,878 shares of
  common stock issued and outstanding) .....................      $       7.31
                                                                  ============

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of premium amortization of
  $10,268,200 and interest expense of $9,752,372) ..........      $ 50,927,392
Expenses
  Investment advisory ......................................         3,147,152
  Administration ...........................................           968,355
  Transfer agent ...........................................           142,000
  Custodian ................................................           131,000
  Reports to shareholders ..................................           130,000
  Directors ................................................            84,000
  Audit ....................................................            45,000
  Legal ....................................................            13,000
  Miscellaneous ............................................           206,161
                                                                  ------------
    Total operating expenses ...............................         4,866,668
                                                                  ------------
Net investment income ......................................        46,060,724
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized loss on:
  Investments ..............................................          (463,786)
  Futures ..................................................       (28,439,204)
  Short sales ..............................................          (283,506)
  Swaps ....................................................        (4,720,941)
                                                                  ------------
                                                                   (33,907,437)
                                                                  ------------
Net change in unrealized appreciation
(depreciation) on:
  Investments ..............................................       (26,989,904)
  Interest rate caps .......................................         4,180,531
  Futures ..................................................         1,151,191
  Swaps ....................................................         1,135,739
  Short sales ..............................................         4,045,422
                                                                  ------------
                                                                   (16,477,021)
                                                                  ------------
Net loss on investments ....................................       (50,384,458)
                                                                  ------------

NET DECREASE IN NET ASSETS
Resulting from Operations ..................................      $ (4,323,734)
                                                                  ------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

RECONCILIATION OF NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH
  FLOWS PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting from
  operations ...............................................      $ (4,323,734)
                                                                  ------------
Decrease in investments ....................................        21,334,052
Net realized loss ..........................................        33,907,437
Decrease in unrealized appreciation ........................        16,477,021
Increase in interest rate caps .............................        (2,087,837)
Increase in interest receivable ............................          (359,675)
Increase in due to broker-variation margin .................         1,943,072
Increase in receivable for investments sold ................       (15,289,359)
Increase in payable for investments sold short .............       120,627,450
Decrease in payable for investments purchased ..............          (987,755)
Decrease in depreciation on interest rate swaps ............        (1,135,739)
Increase in interest payable ...............................         1,861,256
Increase in deposits with brokers for
  securities sold short ....................................      (121,012,500)
Decrease in accrued expenses and other liabilities .........          (612,946)
                                                                  ------------
  Total adjustments ........................................        54,664,477
                                                                  ------------
Net cash flows provided by operating activities ............      $ 50,340,743
                                                                  ============
INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities ............      $ 50,340,743
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements ................       (11,884,405)
  Cash dividends paid ......................................       (35,352,115)
                                                                  ------------
Net cash flows used for financing activities ...............       (47,236,520)
                                                                  ------------
  Net increase in cash .....................................         3,104,223
  Cash at beginning of year ................................           281,176
                                                                  ------------
  Cash at end of year ......................................      $  3,385,399
                                                                  ============

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------

                                                   YEAR ENDED OCTOBER 31,
                                            -----------------------------------
                                                 1999                  1998
                                            -------------         -------------

INCREASE (DECREASE)
  IN NET ASSETS

Operations:

  Net investment income ............        $  46,060,724)        $  39,232,720

  Net realized gain (loss) .........          (33,907,437)           10,438,423

  Net change in unrealized
    depreciation ...................          (16,477,021)          (25,473,755)
                                            -------------         -------------

  Net increase (decrease) in
  net assets resulting from
  operations .......................           (4,323,734)           24,197,388

  Dividends from net investment
    income .........................          (35,352,115)          (35,352,217)
                                            -------------         -------------

  Total decrease ...................          (39,675,849)          (11,154,829)

NET ASSETS

Beginning of year ..................          499,074,729           510,229,558
                                            -------------         -------------

End of year ........................        $ 459,398,880         $ 499,074,729
                                            =============         =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INCOME TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                         YEAR ENDED OCTOBER 31,
                                                                      ------------------------------------------------------------
                                                                        1999         1998         1997         1996         1995
                                                                      --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ................................   $   7.94     $   8.12     $   7.61     $   7.66     $   7.25
                                                                      --------     --------     --------     --------     --------
  Net investment income (net of $0.16, $0.19, $0.18, $0.17 and
    $0.22, respectively, of interest expense) .....................        .73          .62          .58          .55          .51
  Net realized and unrealized gains (losses) ......................       (.80)        (.24)         .49         (.01)         .65
                                                                      --------     --------     --------     --------     --------
Net increase (decrease) from investment operations ................       (.07)         .38         1.07          .54         1.16
                                                                      --------     --------     --------     --------     --------
Dividends and distributions:
  Dividends from net investment income ............................       (.56)        (.56)        (.56)        (.55)        (.66)
  Distributions in excess of net investment income ................         --           --           --         (.04)          --
Return of capital distribution ....................................         --           --           --           --         (.09)
                                                                      --------     --------     --------     --------     --------
  Total dividends and distributions ...............................       (.56)        (.56)        (.56)        (.59)        (.75)
                                                                      --------     --------     --------     --------     --------
Net asset value, end of year* .....................................   $   7.31)    $   7.94     $   8.12     $   7.61     $   7.66
                                                                      --------     --------     --------     --------     --------
Per share market value, end of year* ..............................   $   6.13)           $     6.94$6.88    $   6.25     $   7.25
                                                                      --------     --------     --------     --------     --------
TOTAL INVESTMENT RETURN+ ..........................................      (4.04)%       9.29%       19.68%       (5.36%)      26.50%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses # ..............................................       1.01%        1.01%        1.02%        1.08%        1.08%
Net investment income .............................................       9.54%        7.74%        7.63%        7.36%        6.85%

SUPPLEMENTAL DATA:
Average net assets (in thousands) 44) .............................   $482,685     $506,858     $474,903     $473,056     $466,449
Portfolio turnover ................................................        144%         214%         220%         440%         267%
Net assets, end of year (in thousands) ............................   $459,399     $499,075     $510,230     $478,085     $481,301
Reverse repurchase agreements outstanding,
  end of year (in thousands) ......................................   $186,451     $198,336     $228,530     $204,438     $214,438
Asset coverage++ ..................................................   $  3,478     $  3,520     $  3,233     $  3,339     $  3,244

----------------
* NAV and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL each Monday.
# The ratios of operating expenses, including interest expense, to average net assets were 3.03%, 3.33%, 3.44%, 3.38%, and 4.08% for the years indicated above, respectively.
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions.
++ Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the audited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

THE BLACKROCK INCOME TRUST INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION        The  BlackRock  Income Trust Inc. (the  "Trust"),  a
& ACCOUNTING                Maryland  corporation,  is a diversified  closed-end
POLICIES                    management   in-vestment   company.  The  investment
                            objective  of the Trust is to achieve  high  monthly
income consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

       The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity or disposition.

     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

    Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

    Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effec-tively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expires unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

     Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate under a specified fixed or floating rate.

     Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

     Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS   The  Trust  has  an  Investment   Advisory  Agreement  with
                     BlackRock  Financial  Management,  Inc. (the "Adviser"),  a
wholly-owned subsidiary of BlackRock Advisors, Inc., which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Bank Corp. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of The Prudential Insurance Co. of America.

     The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.65% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.20% of the first $500 million of the Trust's average weekly net assets and 0.15% of any excess.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO    Purchases  and sales of investment  securities,  other than
SECURITIES           short-term investments and dollar rolls, for the year ended
                     October 31, 1999 aggregated  $967,030,380 and $879,274,684, respectively.

     The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") although the Trust does not expect that such investments will generally exceed 25% of its portfolio assets. At October 31, 1999, the Trust held 0.24% of its portfolio assets in illiquid securities all of which were securities restricted as to resale.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

     The federal income tax basis of the Trust's investments at October 31, 1999 was $637,646,079 and, accordingly, net unrealized depreciation was $16,391,828 (gross unrealized appreciation $22,578,062; gross unrealized depreciation $38,969,890).

     For federal income tax purposes, the Trust has a capital loss carryforward at October 31, 1999 of approximately $102,707,800 of which approximately $3,440,300 will expire in 2001, approximately $23,358,000 will expire in 2002, approximately $15,428,300 will expire in 2003, approximately $27,373,200 will expire in 2004, and approximately $33,108,000 will expire in 2007. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

     Details of open financial futures contracts at October 31, 1999 are as follows:

                                                      VALUE AT      UNREALIZED
NUMBER OF                EXPIRATION     VALUE AT     OCTOBER 31,   APPRECIATION
CONTRACTS     TYPE          DATE       TRADE DATE        1999     (DEPRECIATION)
----------    ----        ---------     ---------     ----------   -----------
Long Positions:
300      10 Yr. T-Note    Dec. 1999   $ 32,901,350   $ 32,915,625    $ 14,275

Short Positions:
69       Eurodollar       June 2000    (16,300,940)   (16,198,613)    102,327
69       Eurodollar       March 2000   (16,323,365)   (16,228,800)     94,565
1,422    30 Yr. T-Bond    Dec. 1999   (159,746,507)  (161,530,303) (1,783,796)
                                                                   ----------
                                                                  $(1,572,629)
                                                                   ==========

     The Trust entered into four interest rate caps. Under all agreements the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for each agreement. Details of the caps at October 31, 1999 are as follows:

 NOTIONAL                                              VALUE AT
  AMOUNT   FIXED   FLOATING   TERMINATION  AMORTIZED  OCTOBER 31,   UNREALIZED
   (000)   RATE      RATE        DATE        COST        1999      DEPRECIATION
--------   -----  ----------  -------    ----------   -----------  ------------
$ 50,000   6.00%  3mth.LIBOR  2/19/02    $  742,438   $  590,150     $ (152,288)
 100,000   6.50%  3mth.LIBOR   4/4/02     1,739,951      819,901       (920,050)
 100,000   7.00%  3mth.LIBOR  4/18/03     1,983,119    1,218,800       (764,319)
 100,000   7.25%  3mth.LIBOR  4/23/03     1,669,542      953,100       (716,442)
                                         ----------   ----------      ---------
                                         $6,135,050   $3,581,951    $(2,553,099)
                                         ==========   ==========    ===========

     Details of the open interest rate swap at October 31, 1999 are as follows:

NOTIONAL
 AMOUNT                     FIXED      FLOATING     TERMINATION      UNREALIZED
  (000)        TYPE         RATE         RATE          DATE         DEPRECIATION
--------       -----        -----       ------      ----------       ----------
 $(20,000)  Interest Rate   7.50%    1 mth. LIBOR    04/25/02         $(74,000)
                                                                      ========


NOTE 4. BORROWINGS     REVERSE REPURCHASE AGREEMENTS:   The  Trust  enters  into
                       reverse repurchase agreements with qualified, third party
broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

     The average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 1999 was approximately $204,436,000 at a weighted average interest rate of approximately 4.77%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $238,025,000 as of February 28, 1999, which was 29.88% of total assets.

DOLLAR ROLLS: The Trust enters into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     The average monthly balance of dollar rolls outstanding during the year ended October 31, 1999 was approximately $13,166,793. The maximum amount of dollar rolls outstanding at any month-end during the year was $60,312,500 as of January 31, 1999, which was 8.07% of total assets.


NOTE 5. CAPITAL      There are 200 million shares of $.01 par value common stock authorized. Of the 62,849,878 shares outstanding at October
31, 1999, the Adviser owned 10,753 shares.

NOTE 6. DIVIDENDS    Subsequent  to October 31, 1999,  the Board of Directors of
                     the Trust declared dividends from undistributed earnings of
$0.046875 per share payable November 30, 1999 to shareholders of record on November 15, 1999.

--------------------------------------------------------------------------------
                        THE BLACKROCK INCOME TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Income Trust Inc.:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Income Trust Inc. (the "Trust") as of October 31, 1999 and the related statements of operations and of cash flows for the year then ended, the statement of changes in net assets for the two years then ended, and financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Income Trust Inc. at October 31, 1999 and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
-------------------------

Deloitte & Touche LLP

New York, New York
December 13, 1999

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

     We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended October 31, 1999.

     During the fiscal year ended October 31, 1999, the Trust paid dividends and distributions of $0.56 per share from net investment income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1999 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

     For the purpose of preparing your 1999 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 2000.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the transfer Agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares are issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     YEAR 2000 READINESS DISCLOSURE. The Trust has evaluated its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it has evaluated whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately one million dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

     The Adviser has advised the Trust that it is continuing to evaluate the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser advised the Trust that it has communicated with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date the Adviser received responses from substantially all such suppliers with respect to their Year 2000 compliance. However, there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser advised the Trust that it has prepared a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

     The  Trust  is  designating  this  disclosure  as its Year  2000  readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 Readiness Statement for purposes of that Act.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Income Trust's investment objective is to manage a portfolio of high quality securities to miantain high monthly income consistent with preservation of capital. The Trust will seek to distribute monthly income that is greater than that obtainable on an annualized basis by investment in United States Treasury securities having the same maturity as the average dollar weighted maturity of the Trust's investments.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. As of September 30, 1999, BlackRock and its affiliates managed over $148 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-three closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end equity and bond funds. BlackRock manages over 487 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust will invest at least 65% of its assets in mortgage-backed securities. At least 85% of the Trust's assets must be rated at least "AAA" by Standard & Poor's or "Aaa" by Moody's at the time of purchase. Of this 85% at least 80% of the Trust's assets must be rated at least "AAA" by Standard & Poor's at the time of purchase while the remaining 5% can be invested in securities rated at least "AAA" by Standard & Poor's, "Aaa" by Moody's or deemed "AAA" by the Advisor at the time of purchase. Additionally, 15% of the Trust's assets can be invested in securities rated at least "AA" by Standard & Poor's or "Aa" by Moody's at time of purchase. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities), privately issued mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U .S. Treasury securities with an average life similar to that of the Trust's assets. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula. In seeking the investment objective, the Adviser may actively manage among various types of securities in different interest rate environments. Traditional mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread above Treasuries due to the uncertainty of the timing of their cash flows as they are subject to changes in the rate of prepayments when interest rates change and either a larger or smaller proportion of mortgage holders refinance their mortgages or move. While mortgage-backed securities offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested. Multiple-class mortgage pass-through securities, or collateralized mortgage obligations (CMOs), are also an investment that may be used in the Trust's portfolio. These securities are issued in multiple classes each of which has a different coupon rate, stated maturity and prioritization on the timing of receipt of cash flows coming from interest and principal payments on the underlying mortgages. Principal prepayments can be allocated among the different classes of a CMO in a number of ways; for instance, they can be applied to each of the classes in the order of their respective stated maturities. This feature allows an investor to better plan the average life of their investment. Additionally, in order to protect the portfolio from interest rate risk, the Adviser will attempt to locate securities with call protection, such as commercial mortgage-backed securities with prepayment penalties or lockouts. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THETRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets. Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high montly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. Dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements then securities that make periodic coupon payments.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES (ARMS):           Mortgage  instruments  with  interest  rates
                                    that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes.
                                    ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:            Securities   backed  by  various   types  of
                                    receivables such as automobile and credit card receivables.

CLOSED-END FUND:                    Investment  vehicle which initially offers a
                                    fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE
OBLIGATIONS (CMOS):                 Mortgage-backed  securities  which  separate
                                    mortgage  pools into  short-,  medium-,  and
                                    long-term    securities    with    different
                                    priorities  for  receipt  of  principal  and
                                    interest.  Each  class  is paid a  fixed  or
                                    floating   rate  of   interest   at  regular
                                    intervals.   Also  known  as  multiple-class
                                    mortgage pass-throughs.

COMMERCIAL MORTGAGE
BACKED SECURITIES (CMBS):           Mortgage-backed securities secured or backed
                                    by mortgage loans on commercial properties.

DISCOUNT:                           When a fund's  net  asset  value is  greater
                                    than its stock price the fund is said to be trading at a discount.

DIVIDEND:                           Income   generated   by   securities   in  a
                                    portfolio and distributed to shareholders after the deduction of expenses. The Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:              Shareholders may elect to have all dividends
                                    and    distributions    of   capital   gains
                                    automatically   reinvested  into  additional
                                    shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:              Securities  issued or guaranteed by the U.S.
                                    government,   or  one  of  its  agencies  or
                                    instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:           Mortgage  securities   including  CMBS  that
                                    receive only the interest cash flows from an
                                    underlying   pool  of   mortgage   loans  or
                                    underlying  pass-through  securities.   Also
                                    known as a strip.

INVERSE-FLOATING RATE MORTGAGE:     Mortgage   instruments   with  coupons  that
                                    adjust at periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:                       Price per share of a security trading in the
                                    secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:              A mortgage  dollar roll is a transaction  in
                                    which   the  Trust   sells   mortgage-backed
                                    securities for delivery in the current month
                                    and  simultaneously  contracts to repurchase
                                    substantially   similar  (although  not  the
                                    same) securities on a specified future date.
                                    During the "roll" period, the Trust does not
                                    receive  principal and interest  payments on
                                    the  securities,   but  is  compensated  for
                                    giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:             Mortgage-backed  securities  issued by FNMA,
                                    FHLMC, FHA or GNMA.

NET  ASSET VALUE (NAV):             Net asset value is the total market value of
                                    all  securities and other assets held by the
                                    Trust,    plus   income   accrued   on   its
                                    investments, minus any liabilities including
                                    accrued  expenses,   divided  by  the  total
                                    number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on
                                    Monday.

PRINCIPAL-ONLY SECURITIES:          Mortgage  securities  that  receive only the
                                    principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a strip.

PROJECT LOANS:                      Mortgages   for   multi   family,   low-  to
                                    middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                          Securities   issued   in   connection   with
                                    collateralized   mortgage  obligations  that
                                    generally  represent  the  excess  cash flow
                                    from the mortgage assets  underlying the CMO
                                    after  payment of principal  and interest on
                                    the  other  CMO   securities   and   related
                                    administrative expenses.

REVERSE REPURCHASE
AGREEMENT:                          In a reverse repurchase agreement, the Trust
                                    sells securities and agrees to repurchase them at a mutually agreed date and price.
                                    During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED
SECURITIES:                         Arrangements  in which a pool of  assets  is
                                    separated  into  two  classes  that  receive
                                    different  proportions  of the  interest and
                                    principal   distributions   from  underlying
                                    mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------
                                                                STOCK   MATURITY
PERPETUAL TRUSTS                                                SYMBOL    DATE
                                                                ------   ------
The BlackRock Income Trust Inc.                                   BKT      N/A
The BlackRock North American Government Income Trust Inc.         BNA      N/A
The BlackRock High Yield Trust                                    BHY      N/A

TERM TRUSTS
The BlackRock Target Term Trust Inc.                              BTT     12/00
The BlackRock 2001 Term Trust Inc.                                BTM     06/01
The BlackRock Strategic Term Trust Inc.                           BGT     12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT     12/04
The BlackRock Advantage Term Trust Inc.                           BAT     12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT     12/09


TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------
                                                                STOCK   MATURITY
PERPETUAL TRUSTS                                                SYMBOL    DATE
                                                                ------   ------
The BlackRock Investment Quality Municipal Trust Inc.             BKN      N/A
The BlackRock California Investment Quality Municipal Trust Inc.  RAA      N/A
The BlackRock Florida Investment Quality Municipal Trust          RFA      N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.  RNJ      N/A
The BlackRock New York Investment Quality Municipal Trust Inc.    RNY      N/A
The BlackRock Pennsylvania Strategic Municipal Trust              BPS      N/A
The BlackRock Strategic Municipal Trust                           BSD      N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                    BMN     12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.              BRM     12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.   BFC     12/08
The BlackRock Florida Insured Municipal 2008 Term Trust           BRF     12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.     BLN     12/08
The BlackRock Insured Municipal Term Trust Inc.                   BMT     12/10


               IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL
   BLACKROCK AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

     BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. As of Septemebr 30, 1999, BlackRock and its affiliates managed over $148 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-three closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end funds. BlackRock manages over 487 accounts, domiciled in the United States and overseas.

     BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.


                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

[BlackRock logo]

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                         THE BLACKROCK INCOME TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM



THE [BlackRock logo]
INCOME
TRUST INC.
----------------
ANNUAL REPORT
OCTOBER 31, 1999

[Recycle logo] Printed on recycled paper                             09247F-10-0